Fees Summary	Apr. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,375,000
Previously Paid Amount	0
Total Fee Amount	210.51
Total Offset Amount	$ 0
Narrative Disclosure	The maximum aggregate offering price of the securities to which the prospectus relates is $1,375,000.00. The prospectus is a final prospectus for the related offering. Fee Per Rule 457(r)
Net Fee	$ 210.51
Narrative - Max Aggregate Offering Price	$ 1,375,000
Final Prospectus	true